Capital transactions	12 Months Ended
Dec. 31, 2015
Stockholders' Equity Note [Abstract]
Capital transactions
Note 14 - Capital transactions

Preferred stock

On January 29, 2008, the Company amended its articles of association and authorized 1,000,000 preferred shares. No preferred shares were issued or registered in the IPO. There were no preferred shares issued and outstanding as of December 31, 2015 and 2014.

Issuance of capital stock

On March 5, 2015, a total of 45,000 ordinary shares were issued to the Company’s directors and certain employees, which vested immediately. The grant date fair values were $2.80 per share. On November 16, 2015, a total of 72,500 ordinary shares were issued to the Company’s certain employees and consultants, which vested immediately. The grant date fair value was $1.56 per share. Share-based compensation expense of $239 was recognized in the consolidated statements of comprehensive income (loss) in 2015. In December 2015, certain of holders agreed to convert convertible notes with a principal amount of $35 for a total of 51,511 of ordinary shares. The amount of $76 was classified as shares to be issued under paid-in capital as of December 31, 2015.

On January 21, 2014, a total of 40,000 ordinary shares were issued to the Company’s directors and certain employees, which vested immediately. The grant date fair value was $13.44 per share. Share-based compensation expense of $538 was recognized in the consolidated statements of comprehensive income (loss) in 2014.

On March 1, 2013 and June 3, 2013, a total of 48,750 ordinary shares were issued to the Company’s employees, directors and consultants. Share-based compensation expense of $225 was recognized in the consolidated statements of comprehensive income (loss) in 2013.